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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 24, 1999

IMH ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated as of June 28, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 1999-2)


                                IMH ASSETS CORP.
             (Exact name of registrant as specified in its charter)

CALIFORNIA                           333-60707            33-0705301
----------------------------        -----------          ----------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


 1401 Dove Street
 Newport Beach, California                                      92660
 -------------------------                                    ----------
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                          Item 601(a) of
                          Regulation S-K
Exhibit No.               Exhibit No.           Description
-----------               -----------           -----------

1                         23                    Consent of Wolf & Richards,
                                                A Law Corporation, special
                                                counsel to Impac Companies
                                                with respect to the Impac
                                                CMB Trust Series 1999-2,
                                                Collateralized Asset-Backed
                                                Bonds, Series 1999-2.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           IMH ASSETS CORP.


                                           By:   /s/ Richard J. Johnson
                                              ------------------------------
                                           Name:     Richard J. Johnson
                                           Title:    Chief Financial Officer






Dated: June 24, 1999


                                                   EXHIBIT INDEX


                Item 601(a) of                                   Sequentially
Exhibit         Regulation S-K                                   Numbered
Number          Exhibit No.            Description               Page
------          -----------            -----------               ----

1               23                     Consent of Counsel        6